President

Section 906 Certification under Sarbanes Oxley Act

I, Michael G. Clark, certify that:

1.

I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or §15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 30, 2006	/s/Michael G. Clark
Michael G. Clark
President

Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund

Chief Financial Officer and Treasurer

Section 906 Certification under Sarbanes Oxley Act

I, Paul Schubert, certify that:

1.

I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSRS;

2.

Based on my knowledge and pursuant to 18 U.S.C. § 1350, the periodic report on Form N-CSRS (the “Report”) fully complies with the requirements of § 13 (a) or § 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 30, 2006	/s/Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer

Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund